Exhibit 21.1

Subsidiaries of Park Hotels & Resorts Inc.

The following is a list of the subsidiaries Park Hotels & Resorts Inc. will have immediately after the completion of the spin-off.

Name	Jurisdiction

African American Properties (Pty) Ltd.	South Africa

African American Properties Hotels (Pty) Ltd.	South Africa

American Plaza Parking LLC	Utah

A-R HHC Orlando Convention Hotel Member, LLC	Delaware

A-R HHC Orlando Convention Hotel Mezz, LLC	Delaware

A-R HHC Orlando Convention Hotel, LLC	Delaware

Ashford HHC Partners III LP	Delaware

Atlanta Airport Lessee LLC	Delaware

Atlanta Perimeter Hotel Owner LLC	Delaware

Atlanta Perimeter Lessee LLC	Delaware

Austin Lessee LLC	Delaware

Belfast Hilton Limited	Northern Ireland

Bonnet Creek Equity Holdings LLC	Delaware

Bonnet Creek Hilton Lessee LLC	Delaware

Boston Airport Lessee LLC	Delaware

BRE/FL Development Parcels L.L.C.	Delaware

Buckingham’s Chicago, LLC	Delaware

Casa Marina Equity Holdings LLC	Delaware

Casa Marina Lessee LLC	Delaware

Casa Marina Owner, LLC	Delaware

CHH Capital Hotel GP, LLC	Delaware

CHH Capital Hotel Partners, LP	Delaware

CHH Capital Tenant Corp.	Delaware

CHH III Tenant Parent Corp.	Delaware

CHH Torrey Pines Hotel GP, LLC	Delaware

CHH Torrey Pines Hotel Partners, LP	Delaware

CHH Torrey Pines Tenant Corp.	Delaware

Chicago Hilton LLC	Delaware

Chicago Lessee LLC	Delaware

Chicago O’Hare Lessee LLC	Delaware

Club Mack OPCO, L.L.C.	Nevada

Craigendarroch Limited	Scotland

Crystal City Lessee LLC	Delaware

Crystal City LLC	Delaware

Cupertino Hotel Owner LLC	Delaware

Cupertino Lessee LLC	Delaware

DC Lessee LLC	Delaware

DJONT Leasing LLC	Delaware

Domhotel GmbH	Germany

Doubletree DTWC LLC	Delaware

Doubletree Spokane City Center LLC	Delaware

DR Spokane City Center LLC	Delaware

DT Ontario GP LLC	Delaware

DT Ontario Hotel Partners	California

DT Ontario Hotel Partners Lessee	Delaware

DT Spokane Equity Holdings LLC	Delaware

DTR TM Holdings, LLC	Arizona

DTWC Spokane City Center SPE LLC	Delaware

Durango Lessee LLC	Delaware

Durban Hotel Asset Trust	South Africa

Earlsfort Centre Hotel Proprietors Limited	Ireland

EPT Kansas City Limited Partnership	Delaware

EPT Meadowlands Limited Partnership	Delaware

Fess Parker-Red Lion Hotel	California

G/B/H Condo Owner, LLC	Delaware

G/B/H Four Star, LLC	Delaware

G/B/H Golf Course, LLC	Delaware

Global Resort Partners	Hawaii

Global Resort Partners GP LLC	Delaware

Hapeville Hotel Limited Partnership	Delaware

HHC One Park Boulevard, LLC	Delaware

HIEF Germany BV	Netherlands

HIEF Holding GmbH	Germany

Hillview Holding GmbH	Germany

Hilton Brazil Holdings LLC	Delaware

Hilton CMBS Holdings LLC	Delaware

Hilton do Brasil Ltda.	Brazil

Hilton Domestic Property LLC	Delaware

Hilton El Segundo LLC	Delaware

Hilton Embassy Holdings LLC	Delaware

Hilton Hawaiian Village Lessee LLC	Delaware

Hilton Hawaiian Village LLC	Hawaii

Hilton International European Fund B.V.	Netherlands

Hilton International of Puerto Rico LLC	Delaware

Hilton Land Investment 1, LLC	Delaware

Hilton New Orleans LLC	Delaware

Hilton OPB LLC	Delaware

Hilton Orlando Partners III, LLC	Delaware

Hilton Riverside, LLC	Delaware

Hilton Seattle Airport LLC	Delaware

Hilton Suites, LLC	Delaware

Hilton-OCCC Hotel, LLC	Florida

HLT Alexandria Equity Holding LLC	Delaware

HLT CA Hilton LLC	Delaware

HLT DC Owner LLC	Delaware

HLT Domestic Owner LLC	Delaware

HLT GP LLC	Delaware

HLT Hawaii Holding LLC	Delaware

HLT Logan LLC	Delaware

HLT Memphis LLC	Delaware

HLT Milton Keynes Limited	England, UK

HLT NY Hilton LLC	Delaware

HLT NY Waldorf LLC	Delaware

HLT O’Hare LLC	Delaware

HLT Operate DTWC LLC	Delaware

HLT Owned VIII Holding LLC	Delaware

HLT Property Acquisition LLC	Delaware

HLT Resorts GP LLC	Delaware

HLT San Jose LLC	Delaware

HLT Stakis SPE Limited	England, UK

HLT Stakis SPE Limited UK Filial	Sweden

Hotel Maatschappij Rotterdam B.V.	Netherlands

International Rivercenter, L.L.C.	Louisiana

Kansas City Overland Park Lessee LLC	Delaware

Kansas City Plaza Lessee LLC	Delaware

KC Plaza GP LLC	Delaware

Kenner Hotel Limited Partnership	Delaware

Key West Reach Lessee LLC	Delaware

Key West Reach Owner, LLC	Delaware

King Street Station Hotel Associates L.P.	Virginia

King Street Station Hotel Associates Lessee LLC	Delaware

Kitty O’Shea’s Chicago, LLC	Delaware

Lake Buena Vista Lessee LLC	Delaware

Las Vegas Hotel Lessee LLC	Delaware

Marin Hotel Owner LLC	Delaware

Mclean Hilton LLC	Delaware

McLean Lessee LLC	Delaware

Meritex LLC	Delaware

Miami Airport Lessee LLC	Delaware

Miami Airport LLC	Delaware

New Orleans Airport Lessee LLC	Delaware

New Orleans Rivercenter, LP	Louisiana

New Orleans Riverside Lessee LLC	Delaware

New York Lessee LLC	Delaware

NORC Riparian Property, Inc.	Louisiana

Oakbrook Hilton Suites & Garden Inns LLC	Illinois

Oakland Airport Lessee LLC	Delaware

One Park Boulevard LLC	Delaware

Overland Park Hotel Owner LLC	Delaware

P55 Hotel Owner LLC	Delaware

Parc 55 Lessee LLC	Delaware

Park Brazil Locações Ltda.	Brazil

Park DT Ontario Lessee Holdings LLC	Delaware

Park Embassy Alexandria Lessee Holdings LLC	Delaware

Park Intermediate Holdings LLC	Delaware

Park Las Vegas Lessee Holdings LLC	Delaware

Park Nuremberg Lessee GmbH	Germany

Park Rotterdam Lessee B.V.	Netherlands

Park TRS Operating Company	Delaware

Park UK Holding Limited	England, UK

Park UK Lessee Holdings Limited	England, UK

Park US Lessee Holdings, Inc.	Delaware

Park Victoria Quays Lessee Ltd	England, UK

Parsippany Hotel Owner LLC	Delaware

Parsippany Lessee LLC	Delaware

Phoenix Lessee LLC	Delaware

Phoenix SP Hilton LLC	Delaware

Pointe Squaw Lessee LLC	Delaware

Puerto Rico Caribe Lessee LLC	Delaware

Reach Equity Holdings LLC	Delaware

S.F. Hilton LLC	Delaware

Salt Lake City Lessee LLC	Delaware

San Diego Lessee LLC	Delaware

San Francisco Lessee LLC	Delaware

San Jose Lessee LLC	Delaware

San Rafael Lessee LLC	Delaware

Santa Barbara Hotel Lessee LLC	Delaware

Santa Barbara JV Holdings LLC	Delaware

Santa Barbara Lessee Holdings LLC	Delaware

Seattle Airport DT Lessee LLC	Delaware

Seattle Airport HLT Lessee LLC	Delaware

Short Hills Hilton LLC	Delaware

Short Hills Lessee LLC	Delaware

SL Secundus Grundstücksverwaltungsgesellschaft mbH	Germany

SL Secundus Grundstücksverwaltungsgesellschaft mbH & Co. Objekt Nürnberg KG	Germany

Sonoma Lessee LLC	Delaware

Suite Life LLC	Delaware

Sunstone Park Lessee LLC	Delaware

Tex Holdings, Inc.	Delaware

Waikoloa Village Lessee LLC	Delaware